                                 United States

                      Securities and Exchange Commission

                            Washington, D.C. 20549



                                   Form 8-K

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): March 9, 1998

                            Tier Technologies, Inc.
              (Exact Name of Registrant as Specified in Charter)

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

          California                 000-23195                   94-3145844

(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                     Identification Number)


   1350 Treat Boulevard,
         Suite 250
  Walnut Creek, California                                            94596

   (Address of Principal                                           (Zip Code)
     Executive Offices)

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                                (510) 937-3950

                            (Registrant's Telephone
                         Number, Including Area Code)
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                              Item 5.  Other Events
                              ---------------------




     Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of Financial Accounting Standards Board Statement No. 128, "Earnings per Share" (FAS 128) and Securities and Exchange Commission Staff Accounting Bulletin No. 98 (SAB 98) relating to "Earnings per Share".

     Restatement of selected data previously reported by the Company as it relates to the adoption of FAS 128 is attached hereto as EXHIBIT 99.1.
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                              Item 7.  Exhibits
                              -----------------

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              Exhibit Number                           Exhibit Description

                   99.1                     99.1 Restatement of selected data as it
                                            relates to the adoption of FAS 128,
                                            "Earnings per Share".
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                                  Signatures
                                  ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Tier Technologies, Inc.

                                                     (Registrant)


Date: March 6, 1998                            By:   /s/ George K. Ross
                                                   -----------------------------
                                                          (Signature)

                                               George K. Ross, Chief Financial
                                               Officer and Senior Vice President

                                                    (Name and Title of the
                                                        Signing Officer)